SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2004

ePresence, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-20364	04-2798394
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

120 Flanders Road Westboro, MA	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 898-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

On June 14, 2004, ePresence, Inc. (the “Company”) issued a press release announcing that (i) its Board of Directors had, in accordance with the Company’s plan of complete liquidation and dissolution, approved an initial distribution of $4.05 per share to shareholders of record as of June 14, 2004, the date previously set by the Board of Directors as the record date for all distributions of assets to shareholders, (ii) it had filed articles of dissolution with the Massachusetts Secretary of the Commonwealth, and (iii) the Company’s stock transfer books have been closed as of June 14, 2004. The full text of the press release issued by the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release, dated June 14, 2004, entitled “ePresence Announces Initial Distribution to Shareholders, Filing of Articles of Dissolution and Closing of Stock Transfer Books.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2004	EPRESENCE, INC.

	By:	/s/ Richard M. Spaulding
	Name:	Richard M. Spaulding
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated June 14, 2004, entitled “ePresence Announces Initial Distribution to Shareholders, Filing of Articles of Dissolution and Closing of Stock Transfer Books.”